Registration No. 333-

As filed with the Securities and Exchange Commission on September 2, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

WisdomTree Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-3487784
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

380 Madison Avenue, 21st Floor

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

The Registrant’s 1993 Stock Option Plan

The Registrant’s 1996 Performance Equity Plan

The Registrant’s 2000 Performance Equity Plan

The Registrant’s 2001 Performance Equity Plan

The Registrant’s 2005 Performance Equity Plan

Stock Option Agreements dated as of January 28, 2010 and February 5, 2010 between the Registrant and David Abner

Stock Option Agreement dated as of January 28, 2010 between the Registrant and Bruce Lavine

Stock Option Agreement dated as of January 28, 2010 between the Registrant and Richard Morris

Stock Option Agreement dated as of July 30, 2003 between the Registrant and Drake Mosier

Stock Option Agreement dated as of January 28, 2010 between the Registrant and Amit Muni

Stock Option Agreement dated as of November 10, 2004 between the Registrant and Jeremy Siegel

Stock Option Agreement dated as of March 17, 2004 between the Registrant and Luciano Siracusano

Stock Option Agreements dated as of April 3, 2002 (as amended on November 10, 2004), March 17, 2004 (as amended on November 10, 2004), November 10, 2004 and January 26, 2009 between the Registrant and Jonathan Steinberg

Stock Option Agreement dated as of March 17, 2004 between the Registrant and Jeremy Rayne Steinberg

Stock Option Agreement dated as of November 10, 2004 between the Registrant and Michael Steinhardt

Stock Option Agreement dated as of January 28, 2010 between the Registrant and Peter Ziemba

(Full Title of the Plans)

Peter M. Ziemba

Executive Vice President-Business and Legal Affairs, Chief Legal Officer

WisdomTree Investments, Inc.

380 Madison Avenue, 21st Floor

New York, NY 10017

Tel: 917-267-3747

Fax: 917-267-3848

(Name, Address and Telephone Number, Including Area Code, of Agent for Service of Process)

Copies to:

Jocelyn M. Arel, Esq.

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Tel: (617) 570-1000

Fax: (617) 523-1231

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (7)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common stock, $0.01 par value	82,673(1)	$ 0.05(8)	$4,133.65(8)	$0.48
Common stock, $0.01 par value	389,839(2)	$ 0.06(8)	$23,390.34(8)	$2.72
Common stock, $0.01 par value	694,292(3)	$ 0.14(8)	$97,200.88(8)	$11.29
Common stock, $0.01 par value	7,729,213(4)	$ 1.72(8)	$13,294,246.36(8)	$1,543.47
Common stock, $0.01 par value	5,264,839(5)	$ 8.78(9)	$46,225,286.42(9)	$5,366.76
Common stock, $0.01 par value	12,032,675(6)	$ 0.24(10)	$2,887,842.00(10)	$335.28
Total	26,193,531		$62,532,099.65	$7,260.00

(1)	Represents the number of shares of the Registrant’s common stock issuable upon exercise of outstanding options that have been issued pursuant to the Registrant’s 1993 Stock Option Plan (the “1993 Plan”).
(2)	Represents the number of shares of the Registrant’s common stock issuable upon exercise of outstanding options that have been issued pursuant to the Registrant’s 1996 Performance Equity Plan (the “1996 Plan”).
(3)	Represents the number of shares of the Registrant’s common stock issuable upon exercise of outstanding options that have been issued pursuant to the Registrant’s 2000 Performance Equity Plan (the “2000 Plan”).
(4)	Represents the number of shares of the Registrant’s common stock issuable upon exercise of outstanding options that have been issued pursuant to the Registrant’s 2005 Performance Equity Plan, as amended (the “2005 Plan”).
(5)	Represents the number of shares of the Registrant’s common stock available for future issuance of awards pursuant to the 1993 Plan, the 1996 Plan, the 2000 Plan, the Registrant’s 2001 Performance Equity Plan (the “2001 Plan”) and the 2005 Plan (collectively, the “Plans”).
(6)	Represents the aggregate number of shares of the Registrant’s common stock that may be issued upon the exercise of options that have been granted pursuant to Stock Option Agreements dated as of January 28, 2010 and February 5, 2010 between the Registrant and David Abner; a Stock Option Agreement dated as of January 28, 2010 between the Registrant and Bruce Lavine; a Stock Option Agreement dated as of January 28, 2010 between the Registrant and Richard Morris; a Stock Option Agreement dated as of July 30, 2003 between the Registrant and Drake Mosier; a Stock Option Agreement dated as of January 28, 2010 between the Registrant and Amit Muni; a Stock Option Agreement dated as of November 10, 2004 between the Registrant and Jeremy Siegel; a Stock Option Agreement dated as of March 17, 2004 between the Registrant and Luciano Siracusano; Stock Option Agreements dated as of April 3, 2002 (as amended on November 10, 2004), March 17, 2004 (as amended on November 10, 2004), November 10, 2004 and January 26, 2009 between the Registrant and Jonathan Steinberg; a Stock Option Agreement dated as of March 17, 2004 between the Registrant and Jeremy Rayne Steinberg; a Stock Option Agreement dated as of March 17, 2004 between the Registrant and Michael Steinhardt; and a Stock Option Agreement dated as of January 28, 2010 between the Registrant and Peter Ziemba (the “Option Agreements”).
(7)	This Registration Statement shall also cover any additional shares of common stock which become issuable under the Plans or the Option Agreements, as applicable, by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that results in an increase in the number of the outstanding shares of common stock of the Registrant.
(8)	This estimate is made pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee. The price per share and aggregate offering price are based upon the weighted average exercise price per share of the related options granted under the Plans, as applicable.
(9)	Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h)(1) and 457(c) under the Securities Act and based upon the average of the high and low prices of the common stock reported on the NASDAQ Global Select Market on August 26, 2011.
(10)	Such shares are issuable upon exercise of outstanding options with weighted average exercise prices of $0.23 per share. Pursuant to Rule 457(h), the aggregate offering price and the registration fee have been computed upon the basis of the price at which the options may be exercised.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.	Plan Information.

The documents containing the information specified in this Item 1 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act. In accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

Item 2.	Registrant Information and Employee Plan Annual Information.

The documents containing the information specified in this Item 2 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act. In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.	Incorporation of Documents by Reference.

The following document filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is incorporated by reference in this Registration Statement: the Registrant’s Registration Statement on Form 10, filed with the Commission pursuant to Section 12(b) of the Exchange Act on March 31, 2011, as amended.

All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.	Description of Securities.

Not applicable.

Item 5.	Interest of Named Experts and Counsel.

Not applicable.

Item 6.	Indemnification of Directors and Officers.

Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

In the case of an action by or in the right of the corporation, Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action in any of the capacities set forth above against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in and not opposed to the best interests of the corporation, except that indemnification is not permitted in respect of any claim, issue, or matter as to which such person is adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. Section 145 further provides: that a Delaware corporation is required to indemnify a director, officer, employee, or agent against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with any action, suit, or proceeding or in defense of any claim, issue, or matter therein as to which such person has been successful on the merits or otherwise; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of such person’s heirs, executors, and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer against any such liability asserted against such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify him against liability under Section 145. A Delaware corporation may provide indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination is to be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not party to such action, suit, or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Article VIII of our Amended and Restated Certificate of Incorporation and Article VIII of our Bylaws provides for indemnification of our directors and officers to the fullest extent permitted by law, as now in effect or later amended. Article VIII of the Bylaws provides that we may pay for expenses incurred by an officer of director in defending a civil or criminal action, suit, or proceeding in advance of final disposition upon receipt of an undertaking by or on behalf of such person to repay such amount if it ultimately is determined that such person is not entitled to be indemnified by us.

We may provide liability insurance for each director and officer for certain losses arising from claims or charges made against them while acting in their capacities as our directors or officers. We currently maintain such liability insurance.

Article VII of our Amended and Restated Certificate of Incorporation eliminates the personal liability of our directors to the fullest extent permitted by the provisions of Section 102 of the Delaware General Corporation Law, as the same may be amended and supplemented.

Additionally, we have entered into Indemnification Agreements with certain of our directors and officers whereby we have agreed to indemnify, and advance expenses to, each indemnitee to the fullest extent permitted by applicable law. The Indemnification Agreements will continue until and terminate upon the later of (i) ten years after the date that the indemnitee has ceased to serve as a director or officer or any entity which the indemnitee served at our request, or (ii) the final termination of all pending proceedings in respect of which the indemnitee is granted rights of indemnification or advancement of expenses or any proceeding commenced by the indemnitee.

We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.

Item 7.	Exemption from Registration Claimed.

Not applicable.

Item 8.	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 4.1(1)	Amended and Restated Certificate of Incorporation

Exhibit 4.2(2)	Amended and Restated Bylaws of the Company

Exhibit 4.3(3)	Specimen Common Stock Certificate

Exhibit 5.1	Opinion of Goodwin Procter LLP

Exhibit 23.1	Consent of Ernst & Young LLP, an Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and incorporated herein by reference)

Exhibit 24.1	Power of Attorney (included as part of the signature page to this Registration Statement)

Exhibit 99.1(4)	The Registrant’s 1993 Stock Option Plan

Exhibit 99.2(5)	The Registrant’s 1996 Performance Equity Plan

Exhibit 99.3(6)	The Registrant’s 2000 Performance Equity Plan

Exhibit 99.4(7)	The Registrant’s 2001 Performance Equity Plan

Exhibit 99.5(8)	The Registrant’s 2005 Performance Equity Plan

Exhibit 99.6(9)	Amendment to the Registrant’s 2005 Performance Equity Plan approved by stockholders on August 20, 2007

Exhibit 99.7(10)	Amendment to the Registrant’s 2005 Performance Equity Plan approved by stockholders on August 23, 2010

Exhibit 99.8(11)	Form of Stock Option Agreement for Executive Officer Grants under 2005 Performance Equity Plan

Exhibit 99.9(12)	Form of Stock Option Agreement for Independent Directors

Exhibit 99.10(13)	Stock Option Agreement dated as of April 3, 2002 between the Registrant and Jonathan Steinberg

Exhibit 99.11(14)	Stock Option Agreement dated as of March 17, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.12(15)	Amendment dated November 10, 2004 to Stock Option Agreements dated April 3, 2002 between the Registrant and Jonathan Steinberg and March 17, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.13(16)	Stock Option Agreement dated as of November 10, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.14(17)	Stock Option Agreement dated as of March 17, 2004 between the Registrant and Luciano Siracusano

Exhibit 99.15(18)	Stock Option Agreement dated as of November 10, 2004 between the Registrant and Michael Steinhardt

Exhibit 99.16	Stock Option Agreement dated as of July 30, 2003 between the Registrant and Drake Mosier

Exhibit 99.17	Schedule of Stock Option Agreements identical to Exhibit 99.15 including schedule of material differences.

Exhibit 99.18	Schedule of Stock Option Agreements identical to Exhibit 99.14 including schedule of material differences,

Exhibit 99.19	Form of Stock Option Agreement for Executive Officer Grants Outside of any Option or Equity Plans

Exhibit 99.20	Form of Stock Option Agreement for Non-Executive Officer Grants Outside of any Option or Equity Plans

(1)	Incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(2)	Incorporated herein by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(3)	Incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(4)	Incorporated herein by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(5)	Incorporated herein by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(6)	Incorporated herein by reference to Exhibit 10.7 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(7)	Incorporated herein by reference to Exhibit 10.8 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(8)	Incorporated herein by reference to Exhibit 10.9 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(9)	Incorporated herein by reference to Exhibit 10.10 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(10)	Incorporated herein by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(11)	Incorporated herein by reference to Exhibit 10.14 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(12)	Incorporated herein by reference to Exhibit 10.16 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(13)	Incorporated herein by reference to Exhibit 10.18 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(14)	Incorporated herein by reference to Exhibit 10.19 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(15)	Incorporated herein by reference to Exhibit 10.20 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(16)	Incorporated herein by reference to Exhibit 10.21 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(17)	Incorporated herein by reference to Exhibit 10.24 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(18)	Incorporated herein by reference to Exhibit 10.29 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.

Item 9.	Undertakings.

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on this 2nd day of September, 2011.

WISDOMTREE INVESTMENTS, INC.

By:	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg
Chief Executive Officer

POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of WisdomTree Investments, Inc., hereby severally constitute and appoint Peter M. Ziemba and Amit Muni, and each of them singly, our true and lawful attorneys, with full power to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable WisdomTree Investments, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities below on the 2nd day of September, 2011.

Name	Title(s)

/s/ Jonathan L. Steinberg Jonathan L. Steinberg	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Amit Muni Amit Muni	Executive Vice President—Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Bruce I. Lavine Bruce I. Lavine	President, Chief Operating Officer and Director

/s/ Michael Steinhardt Michael Steinhardt	Chairman of the Board of Directors

/s/ Steven L. Begleiter Steven L. Begleiter	Director

/s/ Anthony Bossone Anthony Bossone	Director

/s/ R. Jarrett Lilien R. Jarrett Lilien	Director

James D. Robinson, IV	Director

/s/ Frank Salerno Frank Salerno	Director

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 4.1(1)	Amended and Restated Certificate of Incorporation

Exhibit 4.2(2)	Amended and Restated Bylaws of the Company

Exhibit 4.3(3)	Specimen Common Stock Certificate

Exhibit 5.1	Opinion of Goodwin Procter LLP

Exhibit 23.1	Consent of Ernst & Young LLP, an Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and incorporated herein by reference)

Exhibit 24.1	Power of Attorney (included as part of the signature page to this Registration Statement)

Exhibit 99.1(4)	The Registrant’s 1993 Stock Option Plan

Exhibit 99.2(5)	The Registrant’s 1996 Performance Equity Plan

Exhibit 99.3(6)	The Registrant’s 2000 Performance Equity Plan

Exhibit 99.4(7)	The Registrant’s 2001 Performance Equity Plan

Exhibit 99.5(8)	The Registrant’s 2005 Performance Equity Plan

Exhibit 99.6(9)	Amendment to the Registrant’s 2005 Performance Equity Plan approved by stockholders on August 20, 2007

Exhibit 99.7(10)	Amendment to the Registrant’s 2005 Performance Equity Plan approved by stockholders on August 23, 2010

Exhibit 99.8(11)	Form of Stock Option Agreement for Executive Officer Grants under 2005 Performance Equity Plan

Exhibit 99.9(12)	Form of Stock Option Agreement for Independent Directors

Exhibit 99.10(13)	Stock Option Agreement dated as of April 3, 2002 between the Registrant and Jonathan Steinberg

Exhibit 99.11(14)	Stock Option Agreement dated as of March 17, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.12(15)	Amendment dated November 10, 2004 to Stock Option Agreements dated April 3, 2002 between the Registrant and Jonathan Steinberg and March 17, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.13(16)	Stock Option Agreement dated as of November 10, 2004 between the Registrant and Jonathan Steinberg

Exhibit 99.14(17)	Stock Option Agreement dated as of March 17, 2004 between the Registrant and Luciano Siracusano

Exhibit 99.15(18)	Stock Option Agreement dated as of November 10, 2004 between the Registrant and Michael Steinhardt

Exhibit 99.16	Stock Option Agreement dated as of July 30, 2003 between the Registrant and Drake Mosier

Exhibit 99.17	Schedule of Stock Option Agreements identical to Exhibit 99.15 including schedule of material differences.

Exhibit 99.18	Schedule of Stock Option Agreements identical to Exhibit 99.14 including schedule of material differences.

Exhibit 99.19	Form of Stock Option Agreement for Executive Officer Grants Outside of any Option or Equity Plans

Exhibit 99.20	Form of Stock Option Agreement for Non-Executive Officer Grants Outside of any Option or Equity Plans

(1)	Incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.

(2)	Incorporated herein by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(3)	Incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(4)	Incorporated herein by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(5)	Incorporated herein by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(6)	Incorporated herein by reference to Exhibit 10.7 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(7)	Incorporated herein by reference to Exhibit 10.8 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(8)	Incorporated herein by reference to Exhibit 10.9 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(9)	Incorporated herein by reference to Exhibit 10.10 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(10)	Incorporated herein by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(11)	Incorporated herein by reference to Exhibit 10.14 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(12)	Incorporated herein by reference to Exhibit 10.16 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(13)	Incorporated herein by reference to Exhibit 10.18 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(14)	Incorporated herein by reference to Exhibit 10.19 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(15)	Incorporated herein by reference to Exhibit 10.20 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(16)	Incorporated herein by reference to Exhibit 10.21 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(17)	Incorporated herein by reference to Exhibit 10.24 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.
(18)	Incorporated herein by reference to Exhibit 10.29 to the Company’s Registration Statement on Form 10 (File No. 001-10932), as amended.